SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 20, 2005

                           OPHTHALMIC IMAGING SYSTEMS
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             (Exact name of registrant as specified in its charter)


  CALIFORNIA                     1-11140                   94-3035367
  ----------                     -------                   ----------
State or other                 (Commission              (I.R.S. Employer
jurisdiction of                File Number)             Identification No.)
incorporation)

       221 Lathrop Way, Suite I
       Sacramento, California                           95815
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(Address of principal executive offices)             (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020



                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.     REGULATION FD DISCLOSURE.

            On December 20, 2005, Ophthalmic Imaging Systems (the "Registrant") issued a press release announcing that MediVision Medical Imaging Ltd., its major shareholder, sold 310,000 shares of the Registrant's common stock at $1.45 per share. A copy of the Registrant's press release is attached hereto as
Exhibit 99.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)            Exhibits

     Exhibit Number    Description
     --------------    -----------

     99.1              Press Release of the Registrant dated December 20, 2005.









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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 21, 2005                     OPHTHALMIC IMAGING SYSTEMS


                                               By: /s/ Ariel Shenhar
                                                  -----------------------------
                                                  Name:  Ariel Shenhar
                                                  Title: Chief Financial Officer